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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
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                                 August 15, 1996

                       Banc One Auto Grantor Trust 1996-B
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                    (Issuer with respect to the Certificates)

                            Banc One ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


         333-3457                                       31-1467431
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(Commission File Number)                  (IRS Employer Identification No.)


        c/o Bank One, Arizona, N.A., as Servicer 201 North Central Avenue
                             Phoenix, Arizona 85004
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               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (602) 221-3704


                                       N/A
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          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.     OTHER EVENTS.

       On August 15, 1996, (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates ("Class A Certificates") and Class B 6.70% Asset Backed Certificates ("Class B Certificates"). The amount of such distribution was based upon the information set forth in the Determination Date Statement (the "Original Statement") reflecting the Trust's activities for the Interest Period from July 15, 1996 through August 14, 1996 (the "July 1996 Interest Period") and for the Collection Period from July 1, 1996 through July 31, 1996 (the "July 1996 Collection Period"). The Original Statement was delivered to certificateholders and filed as Exhibit 99.1 to the Trust's Current Report on Form 8-K.

       On August 25, 1997, Bank One, Arizona, N.A., as servicer (the "Servicer"), provided notice to Bankers Trust Company, as trustee (the "Trustee"), of the Servicer's discovery of errors in the Original Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the Collection Period and the amounts actually distributed to certificateholders on the Distribution Date.

       This Amendment No. 1 on Form 8-K/A is being filed for the purpose of filing an amended and restated Determination Date Statement (the "Amended Monthly Statement") as Exhibit 99.1 hereto reflecting the Trust's activities for the July 1996 Interest Period and for the July 1996 Collection Period in substitution for the Original Statement. Exhibit 99.2 hereto includes a reconciliation showing for certain selected items the amounts reported on the Original Statement, the amounts reported on the Amended Statement and any variance between the two amounts.

       The Servicer has identified an aggregate overpayment of $16,370.88 in principal and an aggregate underpayment of $572.92 in interest to certificateholders on the Distribution Date. The Servicer has waived all claims which it may have with respect to the amount of the overpayment of principal on the Distribution Date. The Servicer will not be making payments to the applicable holders of record for underpayment of interest.

       The Trust's Current Report on Form 8-K filed August 29, 1997 contains additional information regarding the Servicer's discovery of errors in other monthly statements issued by the Trust as well as information regarding the net amounts due and owing to certificateholders as a result of the errors in such other monthly statements.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

        (c)  Exhibits.

             99.1  Amended and Restated Monthly Statement to Certificateholders.
             99.2 Reconciliation between Original Statement and Amended and Restated Monthly Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BANC ONE AUTO GRANTOR TRUST 1996-B


                                  By:  Bank One, Arizona, N.A., as Servicer
                                       on behalf of the Trust


Date: September 23, 1997                 By: /s/ Tom Lewis
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                                               Tom Lewis
                                               Vice President

                   Amended and Restated Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)

                       Banc One Auto Grantor Trust 1996-B


              The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached Amended and Restated Determination Date Statement (the "Amended Monthly Statement") is true and correct.

              On August 15, 1996, (the "Distribution Date"), Banc One Auto Grantor Trust 1996-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.55% Asset Backed Certificates ("Class A Certificates") and Class B 6.70% Asset Backed Certificates ("Class B Certificates"). The amount of such distribution was based upon the information set forth in the Determination Date Statement (the "Original Statement") reflecting the Trust's activities for the Interest Period from July 15, 1996 through August 14, 1996 (the "July 1996 Interest Period") and for the Collection Period from July 1, 1996 through July 31, 1996 (the "July 1996 Collection Period").

              On August 25, 1997, Bank One, Arizona, N.A., as servicer
(the "Servicer"), provided notice to Bankers Trust Company, as trustee (the "Trustee"), of the Servicer's discovery of errors in the Original Statement which affected, among other things, the reported amount of principal and interest collections received by the Trust during the July 1996 Collection Period and the amounts actually distributed to certificateholders on the Distribution Date.

              The Servicer has identified an aggregate overpayment of $16,370.88 in principal and an aggregate underpayment of $572.92 in interest to certificateholders on the Distribution Date. The Servicer has waived all claims which it may have with respect to the amount of the net overpayment of principal on the Distribution Date. The Servicer will not be making payments to the applicable holders of record for underpayment of interest.


Signed by:    /s/ Tom Lewis                  Date:  September 23, 1997
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              Vice President
              Bank One, Arizona, N.A.